EXHIBIT 99.2

                           UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF COLUMBIA

In Re: Ardent, Inc. (consolidated)                       Chapter 11

       Debtor(s)    Ardent Communications, Inc. (ACI)        Case Number 01-2085
                    Ardent, Inc. (AI)                        Case Number 01-2086
                    Business Anywhere USA, Inc. (BA)         Case Number 01-2208
                    CAIS Software Solutions, Inc. (CSS)      Case Number 01-2209

                            MONTHLY OPERATING REPORT
           CALENDAR MONTH MARCH 1 TO MARCH 31, 2002 (ACI, AI, BA, CSS)

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:   Cash _____          Accrual   __X___

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
         Gregory Boryan, Controller
         Ardent, Inc.
         6861 Elm Street, 2nd Floor
         McLean, VA  22101
         703-276-4493

3.       NUMBER OF EMPLOYEES paid during this period:  ___46_____

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?
Yes ____   No __X__.  If yes, explain below.__N/A_______________________________
________________________________________________________________________________

5.       Are all BUSINESS LICENSES current? Yes _X__  No ___  Not Applicable __

6.       PRE-PETITION ACCOUNTS RECEIVABLE:
         Beginning Balance          $   0
         Collected this Period          0
         Non-cash Adjustments           0     NOTE:  Ending balance is net of
         Ending Balance             $   0            allowance for
                                                     Non-collectible accounts.
7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $ 691,681    31-60 Days:  $ 882,773  Over 60 Days: $ 0

     If there are any post-petition Accounts Receivable over 60 days, provide schedule AR giving a listing of such accounts and explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $ 1,781,711  31-60 Days:  $ 4,324    Over 60 Days: $ 90,499

     If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies. See attached schedule.

9. TAXES. Are all taxes being paid to the proper taxing authorities when due? Yes _X__ No ___. On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the reporting period. All taxes are reported and remitted to the appropriate taxing authorities by our outside payroll service, Ceredian Pay America. Also attach copies of the monthly sales tax report, payroll tax report and unemployment tax report with evidence of payment of both federal and state taxes. Ceredian payroll tax reports attached.

 10. ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ___ No ___. If no, explain: N/A


11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and
are all current?  Yes _X__   No ___
         Explain:


12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto & Truck ____N/A__________         Liability ___________N/A________
         Fire  ______________N/A__________      Workers Comp. _____6/30/02______

13.      ACTIONS OF DEBTOR.  During the last month, did the debtor:

         (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ___ No __X__
         Explain:_______________________________________________________________
         _______________________________________________________________________
         (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going- concern value of the assets of the debtor? Yes _X__ No ___
         Explain:
         _______________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?
Yes __X__  No _____  Explain:    See attached schedule
                              ------------------------

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary.)


-------------------------------------------------------------------------------------------------------------------------

            Creditor              Freq. Of Payments per          Amount          Next           Post Petition
                                  Contract (mo, qtr)             of Each         Payment        Pmts. Not made
                                                                 Payment         Due            No.      Amt.
-------------------------------------------------------------------------------------------------------------------------
             None
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
(Attach additional sheets, if necessary.)


            ------------------------------------------------------------------------------------------
            Professional                       Service                   Amount
            ------------------------------------------------------------------------------------------

            None
            ------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------

17. QUARTERLY U.S. TRUSTEE FEES paid during reporting period: $ 0 Amount to be paid for the quarter ended March 31, 2002 $10,750.

18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  June   ______,  2002                     DEBTORS-IN-POSSESSION



Name/Title: Ulysses Auger                   By:  Ardent Communications, Inc.
Address:    6861 Elm Street                      and subsidiaries
            McLean, VA  22101                    Phone: 703-276-4200

Detail to Question 8 (Schedule AP)
----------------------------------

Post-Petition Accounts Payable over 30 Days (at 3/31/02):


                                      31-60         Over 60
         Balmar                                      1,269      Disputed charges
         Hughes Network                             77,781      Contract rejected, service quality disputes
         SNET                         1,400          1,400      Disputed charges
         XO Communications            1,426          1,033      Disputed charges
         Various, under $1,000        1,498          9,016

         TOTAL                        4,324         90,499


Detail to Question 14
---------------------

o Ardent, Inc. sold various computer hardware (PC's, monitors, printers, etc.), and office furniture at market prices, as follows:

         Ken Oden                                               2,300
         Madd Tech                                                150
         Telestar .                                            65,000
         StateWide Comm.                                       17,340


                  TOTAL FOR MARCH 2002                         84,790


                  All sales were made in the ordinary course of business on an arms-length basis, and were at prices approximating market value.